                                                                    EXHIBIT 99.2

                                                        Monthly Operating Report

    ------------------------------------------
       CASE NAME:          EyeCorp, Inc.                    ACCRUAL Basis

       CASE NUMBER:        00-30748-RCM

       JUDGE:
    ------------------------------------------


                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                DALLAS DIVISION

                        MONTH ENDING: November 30, 2000



 I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF
   THE PREPARER IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS KNOWLEDGE.


    RESPONSIBLE PARTY:

          /s/      Michael Yeary                                             President
 ___________________________________________________    ----------------------------------------------------
       ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                 TITLE


                   Michael Yeary                                             12/20/2000
 ---------------------------------------------------    ----------------------------------------------------
         PRINTED NAME OF RESPONSIBLE PARTY                                      DATE

    PREPARER:


          /s/    Karen G. Nicolaou                                           Secretary
 ___________________________________________________    ----------------------------------------------------
          ORIGINAL SIGNATURE OF PREPARER                                       TITLE


                 Karen G. Nicolaou                                           12/20/2000
 ---------------------------------------------------    ----------------------------------------------------
         PRINTED NAME OF RESPONSIBLE PARTY                                     DATE

                                                                               Monthly Operating Report
   --------------------------------------
     CASE NAME: EYECORP, INC.

     CASE NUMBER:   00-30748-RCM                                                   ACCRUAL BASIS-1
   --------------------------------------

   --------------------------------------
         COMPARATIVE BALANCE SHEET
                 UNAUDITED                                              ******** AMOUNTS ARE UNAUDITED *******
   --------------------------------------------------------------------------------------------------------------------------------
                                           SCHEDULE
                                                        JAN  FEB  MAR  APR   MAY          JUN         JUL         AUG         SEP
     ASSETS                                 AMOUNT (1)
   -------------------------------------------------------------------------------------------------------------------------------
      1    UNRESTRICTED CASH                 141,789                     142,575      146,010     150,069     206,249     200,281

   -------------------------------------------------------------------------------------------------------------------------------
      2    RESTRICTED CASH                         -                            -           -           -           -           -
   -------------------------------------------------------------------------------------------------------------------------------
      3    TOTAL CASH                        141,789                      142,575     146,010     150,069     206,249     200,281
   -------------------------------------------------------------------------------------------------------------------------------
      4    ACCOUNTS RECEIVABLE (NET)               -                            -           -           -           -           -
   -------------------------------------------------------------------------------------------------------------------------------
      5    INVENTORY                               -                            -           -           -           -           -
   -------------------------------------------------------------------------------------------------------------------------------
      6    NOTES REC (SEE SCHEDULE)        1,643,762                    1,636,605   1,633,940   1,630,617   1,627,998   1,622,946
   -------------------------------------------------------------------------------------------------------------------------------
      7    PREPAID EXPENSES                   79,760                       79,760      79,760      79,760      79,760      79,760
   -------------------------------------------------------------------------------------------------------------------------------
      8    OTHER (ATTACH LIST)             2,794,112                    2,795,248   2,809,167   2,841,525   2,857,865   2,873,339
   -------------------------------------------------------------------------------------------------------------------------------
      9    TOTAL CURRENT ASSETS            4,659,423                    4,654,188   4,668,876   4,701,970   4,771,872   4,776,326
   -------------------------------------------------------------------------------------------------------------------------------
     10    PROPERTY, PLANT &
           EQUIPMENT                         307,283                    5,172,812   5,172,812   5,172,812   5,172,812   5,172,812
   -------------------------------------------------------------------------------------------------------------------------------
     11    LESS: ACCUM DEPRECATION                 -                   (2,099,983) (2,099,983) (2,099,983) (2,099,983) (2,099,983)
   -------------------------------------------------------------------------------------------------------------------------------
     12    NET PROPERTY, PLANT &
           EQUIP                             307,283                    3,072,828   3,072,828   3,072,828   3,072,828   3,072,828
   -------------------------------------------------------------------------------------------------------------------------------
     13    DUE FROM INSIDERS                       -                            -           -           -           -           -
   -------------------------------------------------------------------------------------------------------------------------------
     14    OTHER ASSETS                            -                            -           -           -           -           -
   -------------------------------------------------------------------------------------------------------------------------------
     15    OTHER (ATTACH LIST)             3,476,462                            -           -           -           -           -
   -------------------------------------------------------------------------------------------------------------------------------
     16    TOTAL ASSETS                    8,443,168                    7,727,017   7,741,704   7,774,799   7,844,700   7,849,154
   ===============================================================================================================================
     POSTPETITION LIABILITIES
   -------------------------------------------------------------------------------------------------------------------------------
     17    ACCOUNTS PAYABLE                                                     -           -       6,700           -           -
   -------------------------------------------------------------------------------------------------------------------------------
     18    TAXES PAYABLE                                                        -           -           -           -           -
   -------------------------------------------------------------------------------------------------------------------------------
     19    NOTES PAYABLE                                                        -           -           -           -           -
   -------------------------------------------------------------------------------------------------------------------------------
     20    PROFESSIONAL FEES                                                    -           -           -           -       1,553
   -------------------------------------------------------------------------------------------------------------------------------
     21    SECURED DEBT                                                         -           -           -           -           -
   -------------------------------------------------------------------------------------------------------------------------------
     22    OTHER (ATTACH LIST)                                                125         250          85       1,985       9,090
   -------------------------------------------------------------------------------------------------------------------------------
     23    TOTAL POSTPETITION LIABILITIES                                     125         250       6,785       1,985      10,643
   ===============================================================================================================================
     PREPETITION LIABILITIES
   -------------------------------------------------------------------------------------------------------------------------------
     24    SECURED DEBT                            -                            -           -           -           -           -
   -------------------------------------------------------------------------------------------------------------------------------
     25    PRIORITY DEBT                      73,584                       73,534      73,534      73,534      73,534      73,534
   -------------------------------------------------------------------------------------------------------------------------------
     26    UNSECURED DEBT       (2)            6,916                        6,966       7,026         110         110         110
   -------------------------------------------------------------------------------------------------------------------------------
     27    OTHER (ATTACH LIST)                     -                            -           -           -           -           -
   -------------------------------------------------------------------------------------------------------------------------------
     28    TOTAL PREPETITION
           LIABILITIES                        80,500                       80,500      80,560      73,644      73,644      73,644
   -------------------------------------------------------------------------------------------------------------------------------
     29    TOTAL LIABILITIES                  80,500                       80,625      80,810      80,429      75,629      84,287
   ===============================================================================================================================
     EQUITY
   -------------------------------------------------------------------------------------------------------------------------------
     30    PREPETITION OWNERS EQUITY       8,362,668                    7,648,971   7,678,037   7,751,280   7,903,561   7,898,031
   -------------------------------------------------------------------------------------------------------------------------------
     31    POSTPETITION CUMULATIVE
           PROFIT OR (LOSS)                                                 2,580      17,142      56,911     134,490     133,164
   -------------------------------------------------------------------------------------------------------------------------------
     32    DIRECT CHARGES TO EQUITY
           (ATTACH EXPLANATION)                                                 -           -           -           -           -
   -------------------------------------------------------------------------------------------------------------------------------
     33    TOTAL EQUITY                    8,362,668                    7,646,392   7,660,894   7,694,370   7,769,071   7,764,867
   -------------------------------------------------------------------------------------------------------------------------------
     34    TOTAL LIABILITIES & OWNERS
           EQUITY                          8,443,168                    7,727,017   7,741,704   7,774,799   7,844,700   7,849,154
   -------------------------------------------------------------------------------------------------------------------------------


         COMPARATIVE BALANCE SHEET
                 UNAUDITED                                              ******** AMOUNTS ARE UNAUDITED *******
   --------------------------------------------------------------------------------------------------------------------------------

                                                       OCT             NOV
     ASSETS
   ---------------------------------------------------------------------------
      1    UNRESTRICTED CASH                        200,579          194,914

   ---------------------------------------------------------------------------
      2    RESTRICTED CASH                                -                -
   ---------------------------------------------------------------------------
      3    TOTAL CASH                               200,579          194,914
   ---------------------------------------------------------------------------
      4    ACCOUNTS RECEIVABLE (NET)                      -                -
   ---------------------------------------------------------------------------
      5    INVENTORY                                      -                -
   ---------------------------------------------------------------------------
      6    NOTES REC (SEE SCHEDULE)               1,619,543        1,616,115
   ---------------------------------------------------------------------------
      7    PREPAID EXPENSES                          78,143           78,143
   ---------------------------------------------------------------------------
      8    OTHER (ATTACH LIST)                    2,889,304        2,904,777
   ---------------------------------------------------------------------------
      9    TOTAL CURRENT ASSETS                   4,787,569        4,793,949
   ---------------------------------------------------------------------------
     10    PROPERTY, PLANT &
           EQUIPMENT                              5,172,812        5,172,812
   ---------------------------------------------------------------------------
     11    LESS: ACCUM DEPRECATION               (2,099,983)      (2,099,983)
   ---------------------------------------------------------------------------
     12    NET PROPERTY, PLANT &
           EQUIP                                  3,072,828        3,072,828
   ---------------------------------------------------------------------------
     13    DUE FROM INSIDERS                              -                -
   ---------------------------------------------------------------------------
     14    OTHER ASSETS                                   -                -
   ---------------------------------------------------------------------------
     15    OTHER (ATTACH LIST)                            -                -
   ---------------------------------------------------------------------------
     16    TOTAL ASSETS                           7,860,397        7,866,777
   ===========================================================================
     POSTPETITION LIABILITIES
   ---------------------------------------------------------------------------
     17    ACCOUNTS PAYABLE                               -                -
   ---------------------------------------------------------------------------
     18    TAXES PAYABLE                                  -                -
   ---------------------------------------------------------------------------
     19    NOTES PAYABLE                                  -                -
   ---------------------------------------------------------------------------
     20    PROFESSIONAL FEES                            337              752
   ---------------------------------------------------------------------------
     21    SECURED DEBT                                   -                -
   ---------------------------------------------------------------------------
     22    OTHER (ATTACH LIST)                        9,032            1,324
   ---------------------------------------------------------------------------
     23    TOTAL POSTPETITION LIABILITIES             9,369            2,076
   ===========================================================================
     PREPETITION LIABILITIES
   ---------------------------------------------------------------------------
     24    SECURED DEBT                                   -                -
   ---------------------------------------------------------------------------
     25    PRIORITY DEBT                             73,534           73,534
   ---------------------------------------------------------------------------
     26    UNSECURED DEBT       (2)                     110              110
   ---------------------------------------------------------------------------
     27    OTHER (ATTACH LIST)                            -                -
   ---------------------------------------------------------------------------
     28    TOTAL PREPETITION
           LIABILITIES                               73,644           73,644
   ---------------------------------------------------------------------------
     29    TOTAL LIABILITIES                         83,013           75,720
   ===========================================================================
     EQUITY
   ---------------------------------------------------------------------------
     30    PREPETITION OWNERS EQUITY              7,910,548        7,924,221
   ---------------------------------------------------------------------------
     31    POSTPETITION CUMULATIVE
           PROFIT OR (LOSS)                         133,164          133,164
   ---------------------------------------------------------------------------
     32    DIRECT CHARGES TO EQUITY
           (ATTACH EXPLANATION)                           -                -
   ---------------------------------------------------------------------------
     33    TOTAL EQUITY                           7,777,384        7,791,058
   ---------------------------------------------------------------------------
     34    TOTAL LIABILITIES & OWNERS
           EQUITY                                 7,860,397        7,866,777
   ---------------------------------------------------------------------------

    (1) The balances reported in the "Schedule Amount" column represent the "estimated value of the debtors interest in property, without deducting any secured claim or exemption." The balances in the monthly columns represent EyeCorp's historical cost basis in the asset, net of any allowance for the impairment of the asset.

    (2) The decrease in unsecured debt relates to an accrual recorded in 4/00 for an overdrawn bank account. In 7/00, EyeCorp learned that the overdrawn account notice was an error on behalf of the bank and no liability exists. Therefore, the accrual was reversed in the 7/00 period.

                                                DETAIL SCHEDULE
-----------------------------------             ACCRUAL BASIS 1
 CASE NAME: EYECORP, INC.

 CASE NUMBER:   00-30748-RCM             MONTH:   November 2000

-----------------------------------

                                                               ******** AMOUNTS ARE UNAUDITED *******
 ITEM                                                  SCHEDULE
  NO                      DESCRIPTION                   AMOUNT           MAY         JUN         JUL         AUG        SEP
-----------------------------------------------------------------------------------------------------------------------------
  6     NOTES RECEIVABLE
        ---------------------------------------

               CRIGLER                                     28,000      28,000      28,000      28,000      28,000      28,000
               GLAZER                                     135,823     135,823     135,823     135,823     135,823     135,823
               GRAY                                        48,794      48,794      48,794      48,794      48,794      48,794
               HORA                                         6,293       6,293       6,293       6,293       6,293       6,293
               HORA                                        44,776      44,776      44,776      44,776      44,776      44,776
               JONES                                       40,650      40,650      40,650      40,650      40,650      40,650
               MOTHERSHED                                 171,324     171,324     171,324     171,324     171,324     171,324
               MOTHERSHED                                   2,036       1,994       1,994       1,994       1,994       1,994
               MOTHERSHED                                   6,515       5,933       5,637       5,637       5,637       5,637
               NUCKLES                                     60,777      60,777      60,777      60,777      60,777      60,777
               RAMOS                                       34,967      34,967      34,967      34,967      34,967      34,967
               SCOTT                                       31,195      31,195      31,195      31,195      31,195      31,195
               SHUM                                        17,960      17,960      17,960      17,960      17,960      17,960
               VITREORETINAL FOUNDATION, PLLC           1,282,183   1,282,183   1,282,183   1,282,183   1,282,183   1,282,183
               DECLARK                                      3,188       3,188       3,188       3,188       3,188       3,188
               BURCH                                       15,803      15,803      15,803      15,803      15,803      15,803
               FRANKLIN PARK EYE CENTER                    49,732      49,732      49,732      49,732      49,732      49,732
               RITACCA                                     34,660      34,660      34,660      34,660      34,660      34,660
               CARO                                       192,841     192,841     192,841     192,841     192,841     192,841
               BOSTICK                                    128,638     128,638     128,638     128,638     128,638     128,638
               OHIO ALLIANCE                              150,923     150,923     150,923     150,923     150,923     150,923
               SHUM                                         3,589       3,589       3,589       3,589       3,589       3,589
               BAKER                                       17,678      15,841      15,841      14,907      13,022      12,071
               BETER                                        8,915       7,474       6,752       6,024       5,290       4,550
               BETER                                       27,565      24,310      22,663      21,002      21,002      17,641
               GLAZER                                     110,000     110,000     110,000     110,000     110,000     110,000
               REMKE                                      102,248     102,248     102,248     102,248     102,248     102,248
               RANDLE                                      16,950      16,950      16,950      16,950      16,950      16,950
               MOTHERSHED                                  17,549      17,549      17,549      17,549      17,549      17,549
               DICKSON OPTICAL                              9,694       9,694       9,694       9,694       9,694       9,694
               DICKSON OPTICAL                             50,300      50,300      50,300      50,300      50,300      50,300
               DICKSON OPTICAL                            188,023     188,023     188,023     188,023     188,023     188,023
               SITES                                        8,924       8,924       8,924       8,924       8,924       8,924
               SITES                                        7,360       7,360       7,360       7,360       7,360       7,360
                                                     ------------  ----------------------------------------------------------

             TOTAL NOTES RECEIVABLE                     3,055,873   3,048,716   3,046,050   3,042,728   3,040,109   3,035,057
             ESTIMATED RESERVE AMOUNT                  (1,412,111) (1,412,111) (1,412,111) (1,412,111) (1,412,111) (1,412,111)
                                                     ------------  ----------------------------------------------------------
             ESTIMATED NET PRINCIPAL BALANCE            1,643,762   1,636,605   1,633,940   1,630,617   1,627,998   1,622,946
                                                     ============  ==========================================================


                                                               ******** AMOUNTS ARE UNAUDITED *******
 ITEM
  NO                      DESCRIPTION                      OCT         NOV
----------------------------------------------------------------------------
  6     NOTES RECEIVABLE
        ---------------------------------------

               CRIGLER                                   28,000       28,000
               GLAZER                                   135,823      135,823
               GRAY                                      48,794       48,794
               HORA                                       6,293        6,293
               HORA                                      44,776       44,776
               JONES                                     40,650       40,650
               MOTHERSHED                               171,324      171,324
               MOTHERSHED                                 1,994        1,994
               MOTHERSHED                                 5,637        5,637
               NUCKLES                                   60,777       60,777
               RAMOS                                     34,967       34,967
               SCOTT                                     31,195       31,195
               SHUM                                      17,960       17,960
               VITREORETINAL FOUNDATION, PLLC         1,282,183    1,282,183
               DECLARK                                    3,188        3,188
               BURCH                                     15,803       15,803
               FRANKLIN PARK EYE CENTER                  49,732       49,732
               RITACCA                                   34,660       34,660
               CARO                                     192,841      192,841
               BOSTICK                                  128,638      128,638
               OHIO ALLIANCE                            150,923      150,923
               SHUM                                       3,589        3,589
               BAKER                                     11,115       10,153
               BETER                                      3,805        3,053
               BETER                                     15,940       14,225
               GLAZER                                   110,000      110,000
               REMKE                                    102,248      102,248
               RANDLE                                    16,950       16,950
               MOTHERSHED                                17,549       17,549
               DICKSON OPTICAL                            9,694        9,694
               DICKSON OPTICAL                           50,300       50,300
               DICKSON OPTICAL                          188,023      188,023
               SITES                                      8,924        8,924
               SITES                                      7,360        7,360
                                                     ----------   ----------

             TOTAL NOTES RECEIVABLE                   3,031,654    3,028,226
             ESTIMATED RESERVE AMOUNT                (1,412,111)  (1,412,111)
                                                     ----------   ----------
             ESTIMATED NET PRINCIPAL BALANCE          1,619,543    1,616,115
                                                     ==========   ==========

                                                DETAIL SCHEDULE
-----------------------------------             ACCRUAL BASIS 1
 CASE NAME: EYECORP, INC.

 CASE NUMBER:   00-30748-RCM             MONTH:       November 2000

-----------------------------------

                                                                             ******** AMOUNTS ARE UNAUDITED *******
 ITEM                                                            SCHEDULE
  NO                      DESCRIPTION                             AMOUNT         MAY     JUN        JUL         AUG         SEP
--------------------------------------------------------------- -----------------------------------------------------------------
  7     PREPAID EXPENSES
        ----------------------------------------------

            CLOUGH & DOUGHERTY, PLLC -RETAINER                     12,500      12,500    12,500      12,500     12,500     12,500
            DAVID SEGERS -RETAINER                                  7,260       7,260     7,260       7,260      7,260      7,260
            ANDREWS & KURTH - RETAINER                             45,000      45,000    45,000      45,000     45,000     45,000
            WATKINS & EAGER, PLLC - RETAINER                        5,000       5,000     5,000       5,000      5,000      5,000
            JACKSON WALKER, LLP - RETAINER                         10,000      10,000    10,000      10,000     10,000     10,000
                                                                ---------  ------------------------------------------------------
          TOTAL PREPAID EXPENSES                                   79,760      79,760    79,760      79,760     79,760     79,760
                                                                =========  ======================================================

  8     OTHER CURRENT ASSETS
        ----------------------------------------------

        CASH IN CONSOLIDATION ACCOUNT PRG, INC. (see Note 2)    2,707,001   2,707,001 2,707,001   2,707,001  2,707,001  2,707,001

        WC LINE OF CREDIT ADVANCE PER PRVISION OF
         MANAGEMENT SERVICE AGREEMENTS
            1310 VITALE                                            24,275      24,275    24,275      24,275     24,275     24,275
            2413 COLEMAN                                           32,887      32,887    32,887      32,887     32,887     32,887
                                                                ---------  -------------------------------------------------------
            TOTAL WC LINE OF CREDIT ADVANCED                       57,162      57,162    57,162      57,162     57,162     57,162
            ESTIMATED RESERVE AMOUNT                              (45,730)    (45,730)  (45,730)    (45,730)   (45,730)   (45,730)

                                                                ---------  ------------------------------------------------------
            ESTIMATED NET PRINCIPAL BALANCE                        11,432      11,432    11,432      11,432     11,432     11,432

            ACCRUED INTEREST ON NOTES RECEIVABLE                   75,679      76,815    90,733     123,091    139,432    154,905
                                                                ---------  ------------------------------------------------------
          TOTAL OTHER CURRENT ASSETS                            2,794,112   2,795,248 2,809,166   2,841,525  2,857,865  2,873,338
                                                                =========  ======================================================

 15     OTHER NON-CURRENT ASSETS
        ----------------------------------------------

        EST. VALUE OF ASSETS & CONTRACTUAL
        ARRANGEMENTS (see Note 1)                               3,476,462
                                                                ---------  ------------------------------------------------------
          TOTAL OTHER NON-CURRENT ASSETS                        3,476,462           -         -           -          -          -
                                                                =========  ======================================================


                                                                             ******** AMOUNTS ARE UNAUDITED *******
 ITEM
  NO                      DESCRIPTION                                 OCT           NOV
--------------------------------------------------------------- -----------     -----------
  7     PREPAID EXPENSES
        ----------------------------------------------

            CLOUGH & DOUGHERTY, PLLC -RETAINER                      12,500           12,500
            DAVID SEGERS -RETAINER                                   7,260            7,260
            ANDREWS & KURTH - RETAINER                              45,000           45,000
            WATKINS & EAGER, PLLC - RETAINER                         3,383            3,383
            JACKSON WALKER, LLP - RETAINER                          10,000           10,000
                                                                -----------      -----------
          TOTAL PREPAID EXPENSES                                    78,143           78,143
                                                                ===========      ===========

  8     OTHER CURRENT ASSETS
        ----------------------------------------------

        CASH IN CONSOLIDATION ACCOUNT PRG, INC. (see Note 2)     2,707,001        2,707,001

        WC LINE OF CREDIT ADVANCE PER PRVISION OF
         MANAGEMENT SERVICE AGREEMENTS
            1310 VITALE                                             24,275           24,275
            2413 COLEMAN                                            32,887           32,887
                                                                -----------      -----------
            TOTAL WC LINE OF CREDIT ADVANCED                        57,162           57,162
            ESTIMATED RESERVE AMOUNT                               (45,730)         (45,730)

                                                                -----------      -----------
            ESTIMATED NET PRINCIPAL BALANCE                         11,432           11,432

            ACCRUED INTEREST ON NOTES RECEIVABLE                   170,871          186,344
                                                                -----------      -----------
          TOTAL OTHER CURRENT ASSETS                             2,889,304        2,904,777
                                                                ===========      ===========

 15     OTHER NON-CURRENT ASSETS
        ----------------------------------------------

        EST. VALUE OF ASSETS & CONTRACTUAL
        ARRANGEMENTS (see Note 1)
                                                                ----------       -----------
          TOTAL OTHER NON-CURRENT ASSETS                                 -                 -
                                                                ==========       ===========

Note 1 EYECORP, INC. HAS CONTRACTUAL ARRANGEMENTS WITH APPROXIMATELY 24 OPTHALMIC AND OPTOMETRIC MEDICAL PRACTICES AND AMBULATORY SURGERY CENTERS. EYECORP, INC. HAS ESTIMATED THE VALUE OF THESE CONTRACTUAL ARRANGEMENTS, DISCOUNTED FOR THE UNCERTAINTIES ASSOCIATED WITH REALIZATION THEREOF, TO BE $3,476,462, EXCLUDING THE VALUE OF POTENTIAL CLAIMS WHICH MAY BE ASSERTED AGAINST THE PRACTICES AND SURGERY CENTERS BY EYECORP, INC.

Note 2 AMOUNT REPRESENTS AMOUNTS TRANSFERRED TO PRG LESS OVERHEAD ALLOCATED FROM PRG.

 20     POST-PETITION LIABILITIES PROFESSIONAL FEES
        ----------------------------------------------
        ACCRUAL FOR ANDREWS & KURTH                                                                                         1,553
                                                                ---------  ------------------------------------------------------
                                                                        -           -         -           -          -      1,553
                                                                =========  ======================================================

 20     POST-PETITION LIABILITIES PROFESSIONAL FEES
        ----------------------------------------------
        ACCRUAL FOR ANDREWS & KURTH                                   337         752
                                                               ----------  ----------
                                                                      337         752
                                                               ==========  ==========

                                                  DETAIL SCHEDULE
-----------------------------------               ACCRUAL BASIS 1
CASE NAME: EYECORP, INC

CASE NUMBER: 00-30748-RCM             MONTH:          November 2000
-----------------------------------

                                                        ******** AMOUNTS ARE UNAUDITED ********
ITEM                                               SCHEDULE
 NO           DESCRIPTION                           AMOUNT         MAY        JUN      JUL      AUG      SEP      OCT
-----------------------------------------------------------------------------------------------------------------------
 22   OTHER POST-PETITION LIABILITIES
      -------------------------------

        ACCRUAL FOR OUTSIDE ADMINISTRATION FEES                                          45
        ACCRUAL FOR CONSULTING FEE                                                    6,655     1,815   8,590    8,865
        ACCRUAL FOR US TRUSTEE FEE                                   125        250      85       170     500      167
                                                   --------     -------------------------------------------------------
                                                          -          125        250   6,785     1,985   9,090    9,032
                                                   ========     =======================================================

ITEM
 NO           DESCRIPTION                           NOV
-----------------------------------------------------------
 22   OTHER POST-PETITION LIABILITIES
      -------------------------------

        ACCRUAL FOR OUTSIDE ADMINISTRATION FEES
        ACCRUAL FOR CONSULTING FEE                      990
        ACCRUAL FOR US TRUSTEE FEE                      334
                                                   --------
                                                      1,324
                                                   ========

                                                   Monthly Operating Report
     ----------------------------------
      CASE NAME: EYECORP, INC.

      CASE NUMBER:   00-30748-RCM                     ACCRUAL BASIS - 2
     ----------------------------------

-----------------------------------------------
INCOME STATEMENT                                          ******** AMOUNTS ARE UNAUDITED *******
UNAUDITED
------------------------------------------------------------------------------------------------------------------------------------
                                                MAY       JUN       JUL        AUG        SEP        OCT         NOV        TOTAL
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
------------------------------------------------------------------------------------------------------------------------------------
  1    GROSS REVENUES                             -         -          -         -         -            -          -            -

------------------------------------------------------------------------------------------------------------------------------------
  2    LESS: RETURNS & DISCOUNTS                  -         -          -         -         -            -          -            -
------------------------------------------------------------------------------------------------------------------------------------
  3    NET REVENUE                                -         -          -         -         -            -          -            -
------------------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------------------------------------------------------
  4    MATERIAL                                   -         -          -         -         -            -          -            -
------------------------------------------------------------------------------------------------------------------------------------
  5    DIRECT LABOR                               -         -          -         -         -            -          -            -
------------------------------------------------------------------------------------------------------------------------------------
  6    DIRECT OVERHEAD                            -         -          -         -         -            -          -            -
------------------------------------------------------------------------------------------------------------------------------------
  7    TOTAL COST OF GOODS SOLD                   -         -          -         -         -            -          -            -
====================================================================================================================================
  8    GROSS PROFIT                               -         -          -         -         -            -          -            -
------------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
  9    OFFICE/INSIDER COMPENSATION                -         -          -         -                      -          -            -
------------------------------------------------------------------------------------------------------------------------------------
 10    SELLING & MARKETING                        -         -          -         -                      -          -            -
------------------------------------------------------------------------------------------------------------------------------------
 11    GENERAL & ADMINISTRATIVE                   -       105      6,740     1,815     9,174        1,213      1,260       20,307
------------------------------------------------------------------------------------------------------------------------------------
 12    RENT & LEASE                               -                    -         -                      -          -            -
------------------------------------------------------------------------------------------------------------------------------------
 13    OTHER (ATTACH LIST)                        -         -          -         -         -            -          -            -
------------------------------------------------------------------------------------------------------------------------------------
 14    TOTAL OPERATING EXPENSES                   -       105      6,740     1,815     9,174        1,213      1,260       20,307
====================================================================================================================================
       INCOME(LOSS) BEFORE NON-OPERATING
 15    INCOME & EXPENSE                           -      (105)    (6,740)   (1,815)   (9,174)      (1,213)    (1,260)     (20,307)
------------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSE
------------------------------------------------------------------------------------------------------------------------------------
 16    NON-OPERATING INCOME                   2,705    14,793     46,594   106,602    18,806       19,103     18,586      227,188
------------------------------------------------------------------------------------------------------------------------------------
 17    NON-OPERATING EXPENSE                      -         -          -         -     9,075          578        193        9,846
------------------------------------------------------------------------------------------------------------------------------------
 18    INTEREST EXPENSE                           -         -          -         -         -            -          -            -
------------------------------------------------------------------------------------------------------------------------------------
 19    DEPRECIATION/DEPLETION                     -         -          -         -         -            -          -            -
------------------------------------------------------------------------------------------------------------------------------------
 20    AMORTIZATION                                                    -                                -                       -
------------------------------------------------------------------------------------------------------------------------------------
 21    OTHER (ATTACH LIST)                                  -          -                   -            -                       -
------------------------------------------------------------------------------------------------------------------------------------
 22    NET OTHER INCOME & EXPENSES            2,705    14,793     46,594   106,602     9,731       18,525     18,393      217,342
------------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
 23    PROFESSIONAL FEES                                               -    27,123     1,553        1,750        415       30,841
------------------------------------------------------------------------------------------------------------------------------------
 24    U. S. TRUSTEE FEES                       125       125         85        85       330          167        167        1,084
------------------------------------------------------------------------------------------------------------------------------------
 25    OTHER (ATTACH LIST)                                             -                                -                       -
------------------------------------------------------------------------------------------------------------------------------------
 26    TOTAL REORGANIZATION EXPENSES            125       125         85    27,208     1,883        1,917        582       31,925
------------------------------------------------------------------------------------------------------------------------------------
 27    INCOME TAX                                                      -                                -                       -
------------------------------------------------------------------------------------------------------------------------------------
 28    NET PROFIT (LOSS)                      2,580    14,563     39,769    77,579    (1,326)      15,395     16,552      165,110
------------------------------------------------------------------------------------------------------------------------------------

                                                            DETAIL SCHEDULES
--------------------------------------------------
 CASE NAME: EYECORP, INC.                                   ACCRUAL BASIS 2

 CASE NUMBER:   00-30748-RCM                       MONTH:    November 2000

--------------------------------------------------

 ITEM                                              *** AMOUNTS ARE UNAUDITED ***

  NO             DESCRIPTION                       MAY         JUN         JUL         AUG          SEP          OCT          NOV
---------------------------------------------------------- ----------- ----------- -----------  -----------  -----------  ----------
  11      GENERAL & ADMINISTRATIVE:
        ------------------------------------------

                OUTSIDE ADMINISTRATION FEES                       105          85                                   58          270
                CONSULTING FEES (HOULIHAN LOKEY                                                      7,710
                HOWARD & ZUKIN)
                CONSULTING FEES (SEGERS)                                    6,655       1,815          880       1,155          990
                CONSULTING FEES (JAMES)                                                                584

              TOTAL GENERAL & ADMINISTRATIVE            -         105       6,740       1,815        9,174       1,213        1,260
                                                  ======== =========== =========== ===========  ==========  ===========   ==========

  16      NON-OPERATING INCOME
        ------------------------------------------

                GAIN (LOSS) ON SALE OF ASSETS           -           -           -      86,585            -           -            -
                TAX REFUND                              -           -           -           -            -           -            -
                INTEREST INCOME                     2,705      14,793      39,678      20,017       18,806      19,103       18,586
                MISCELLANEOUS  (See Note 1)             -           -       6,916           -            -           -            -
                                                  -------- ----------- ----------- -----------  ----------  -----------   ----------

              TOTAL OTHER INCOME & EXPENSE          2,705      14,793      46,594     106,602       18,806      19,103       18,586
                                                  ======== =========== =========== ===========  ==========  ===========   ==========

  17      NON-OPERATING EXPENSE
        ------------------------------------------

                PROPERTY TAXES                          -           -           -           -        9,075         578          193
                                                  -------- ----------- ----------- -----------  ----------  -----------   ----------

              TOTAL OTHER INCOME & EXPENSE              -           -           -           -        9,075         578          193
                                                  ======== =========== =========== ===========  ==========  ===========   ==========

        (1) The miscellaneous relates to an accrual recorded in 4/00 for an overdrawn bank account. In 7/00, EyeCorp learned that the overdrawn account notice was an error on behalf of the bank and no liability exists. Therefore, the accrual was reversed in the 7/00 period.

 =========================================================================================================================

                                                     Monthly Operating Report
 ----------------------------------------------
  CASE NAME: EYECORP, INC.

  CASE NUMBER:   00-30748-RCM                             ACCRUAL BASIS-3
 -----------------------------------------------
                                                ****** AMOUNTS ARE UNAUDITED ******
                                                 -------------------------------------------------------------------
 ----------------------------------------------------------------------------------------------------------------------
  CASH RECEIPTS AND                                MAY           JUN           JUL            AUG           SEP
  DISBURSEMENTS - UN AUDITED
 ----------------------------------------------------------------------------------------------------------------------
     1    BEGINNING BALANCE                         141,789       142,575       146,010        150,069       206,249
 ----------------------------------------------------------------------------------------------------------------------
  RECEIPTS FROM OPERATIONS
 ----------------------------------------------------------------------------------------------------------------------
     2    CASH SALES                                      -                           -
 ----------------------------------------------------------------------------------------------------------------------
  COLLECTION OF ACCOUNTS RECEIVABLE
 ----------------------------------------------------------------------------------------------------------------------
     3    PREPETITION
 ----------------------------------------------------------------------------------------------------------------------
     4    POSTPETITION
 ----------------------------------------------------------------------------------------------------------------------
     5    TOTAL OPERATING RECEIPTS                        -             -             -              -             -
 ----------------------------------------------------------------------------------------------------------------------
  NON-OPERATING RECEIPTS
 ----------------------------------------------------------------------------------------------------------------------
     6    LOANS & ADVANCES (ATTACH LIST)                  -                           -
 ----------------------------------------------------------------------------------------------------------------------
     7    SALE OF ASSETS                                                              -         86,585
 ----------------------------------------------------------------------------------------------------------------------
     8    OTHER (ATTACH LIST)                           786         3,540         4,349          3,418         5,506
 ----------------------------------------------------------------------------------------------------------------------
     9    TOTAL NON-OPERATING RECEIPTS                  786         3,540         4,349         90,003         5,506
 ----------------------------------------------------------------------------------------------------------------------
    10    TOTAL RECEIPTS                                786         3,540         4,349         90,003         5,506
 ----------------------------------------------------------------------------------------------------------------------
    11    TOTAL CASH AVAILABLE                      142,575       146,115       150,359        240,072       211,755
 ----------------------------------------------------------------------------------------------------------------------
  OPERATING DISBURSEMENTS
 ----------------------------------------------------------------------------------------------------------------------
    12    NET PAYROLL                                     -             -             -              -             -
 ----------------------------------------------------------------------------------------------------------------------
    13    PAYROLL TAXES PAID                              -             -             -              -             -
 ----------------------------------------------------------------------------------------------------------------------
    14    SALES, USE & OTHER TAXES PAID                   -             -             -              -         9,075
 ----------------------------------------------------------------------------------------------------------------------
    15    SECURED/ RENTAL/ LEASES (NOTE 1)                              -             -              -             -
 ----------------------------------------------------------------------------------------------------------------------
    16    UTILITIES                                       -             -             -              -             -
 ----------------------------------------------------------------------------------------------------------------------
    17    INSURANCE                                       -             -             -              -             -
 ----------------------------------------------------------------------------------------------------------------------
    18    INVENTORY PURCHASES                             -             -             -              -             -
 ----------------------------------------------------------------------------------------------------------------------
    19    VEHICLE EXPENSE                                 -             -             -              -             -
 ----------------------------------------------------------------------------------------------------------------------
    20    TRAVEL                                          -             -             -              -             -
 ----------------------------------------------------------------------------------------------------------------------
    21    ENTERTAINMENT - ONSITE MEALS                                  -             -              -             -
 ----------------------------------------------------------------------------------------------------------------------
    22    REPAIRS & MAINTENANCE                           -             -             -              -             -
 ----------------------------------------------------------------------------------------------------------------------
    23    SUPPLIES                                        -             -             -              -             -
 ----------------------------------------------------------------------------------------------------------------------
    24    ADVERTISING                                     -             -             -              -             -
 ----------------------------------------------------------------------------------------------------------------------
    25    OTHER (ATTACH LIST)                             -           105            40          6,700         2,399
 ----------------------------------------------------------------------------------------------------------------------
    26    TOTAL OPERATING DISBURSEMENTS                               105            40          6,700        11,474
 ----------------------------------------------------------------------------------------------------------------------
  REORGANIZATION FEES
 ----------------------------------------------------------------------------------------------------------------------
    27    PROFESSIONAL FEES                               -             -             -         27,123             -
 ----------------------------------------------------------------------------------------------------------------------
    28    U. S. TRUSTEE FEES                              -             -           250              -             -
 ----------------------------------------------------------------------------------------------------------------------
    29    OTHER (ATTACH LIST)                             -             -             -              -             -
 ----------------------------------------------------------------------------------------------------------------------
    30    TOTAL REORGANIZATION EXPENSES                                 -           250         27,123             -
 ----------------------------------------------------------------------------------------------------------------------
    31    TOTAL DISBURSEMENTS                             -           105           290         33,823        11,474
 ----------------------------------------------------------------------------------------------------------------------
    32    NET CASH FLOW                                 786         3,435         4,059         56,180        (5,968)
 ----------------------------------------------------------------------------------------------------------------------
    33    CASH - END OF MONTH                       142,575       146,010       150,069        206,249       200,281
 ----------------------------------------------------------------------------------------------------------------------
 ======================================================================================================================

                                                ****** AMOUNTS ARE UNAUDITED ******
                                                 -------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------------------------------------------
  CASH RECEIPTS AND                                    OCT           NOV          TOTAL
  DISBURSEMENTS - UN AUDITED
 ---------------------------------------------------------------------------------------
     1    BEGINNING BALANCE                          200,281       200,579       141,789
 ---------------------------------------------------------------------------------------
  RECEIPTS FROM OPERATIONS
 ---------------------------------------------------------------------------------------
     2    CASH SALES                                       -             -             -
 ---------------------------------------------------------------------------------------
  COLLECTION OF ACCOUNTS RECEIVABLE
 ---------------------------------------------------------------------------------------
     3    PREPETITION                                      -             -             -
 ---------------------------------------------------------------------------------------
     4    POSTPETITION                                     -             -             -
 ---------------------------------------------------------------------------------------
     5    TOTAL OPERATING RECEIPTS                         -             -             -
 ---------------------------------------------------------------------------------------
  NON-OPERATING RECEIPTS
 ---------------------------------------------------------------------------------------
     6    LOANS & ADVANCES (ATTACH LIST)                   -                           -
 ---------------------------------------------------------------------------------------
     7    SALE OF ASSETS                                   -                      86,585
 ---------------------------------------------------------------------------------------
     8    OTHER (ATTACH LIST)                          3,663         3,663        24,925
 ---------------------------------------------------------------------------------------
     9    TOTAL NON-OPERATING RECEIPTS                 3,663         3,663       111,510
 ---------------------------------------------------------------------------------------
    10    TOTAL RECEIPTS                               3,663         3,663       111,510
 ---------------------------------------------------------------------------------------
    11    TOTAL CASH AVAILABLE                       203,944       204,242       253,299
 ---------------------------------------------------------------------------------------
  OPERATING DISBURSEMENTS
 ---------------------------------------------------------------------------------------
    12    NET PAYROLL                                      -             -             -
 ---------------------------------------------------------------------------------------
    13    PAYROLL TAXES PAID                               -             -             -
 ---------------------------------------------------------------------------------------
    14    SALES, USE & OTHER TAXES PAID                  578           193         9,846
 ---------------------------------------------------------------------------------------
    15    SECURED/ RENTAL/ LEASES (NOTE 1)                 -             -             -
 ---------------------------------------------------------------------------------------
    16    UTILITIES                                        -             -             -
 ---------------------------------------------------------------------------------------
    17    INSURANCE                                        -             -             -
 ---------------------------------------------------------------------------------------
    18    INVENTORY PURCHASES                              -             -             -
 ---------------------------------------------------------------------------------------
    19    VEHICLE EXPENSE                                  -             -             -
 ---------------------------------------------------------------------------------------
    20    TRAVEL                                           -             -             -
 ---------------------------------------------------------------------------------------
    21    ENTERTAINMENT - ONSITE MEALS                     -             -             -
 ---------------------------------------------------------------------------------------
    22    REPAIRS & MAINTENANCE                            -             -             -
 ---------------------------------------------------------------------------------------
    23    SUPPLIES                                         -             -             -
 ---------------------------------------------------------------------------------------
    24    ADVERTISING                                      -             -             -
 ---------------------------------------------------------------------------------------
    25    OTHER (ATTACH LIST)                            938         9,135        19,317
 ---------------------------------------------------------------------------------------
    26    TOTAL OPERATING DISBURSEMENTS                1,516         9,328        29,163
 ---------------------------------------------------------------------------------------
  REORGANIZATION FEES
 ---------------------------------------------------------------------------------------
    27    PROFESSIONAL FEES                            1,349             -        28,472
 ---------------------------------------------------------------------------------------
    28    U. S. TRUSTEE FEES                             500             -           750
 ---------------------------------------------------------------------------------------
    29    OTHER (ATTACH LIST)                              -             -             -
 ---------------------------------------------------------------------------------------
    30    TOTAL REORGANIZATION EXPENSES                1,849             -        29,222
 ---------------------------------------------------------------------------------------
    31    TOTAL DISBURSEMENTS                          3,365         9,328        58,385
 ---------------------------------------------------------------------------------------
    32    NET CASH FLOW                                  298        (5,665)       53,125
 ---------------------------------------------------------------------------------------
    33    CASH - END OF MONTH                        200,579       194,914       194,914
 ---------------------------------------------------------------------------------------
 =======================================================================================

                                                DETAIL SCHEDULES
----------------------------------------
 CASE NAME: EYECORP, INC.                        ACCRUAL BASIS 3

 CASE NUMBER:   00-30748-RCM                    MONTH:  November 2000

----------------------------------------

 ITEM                                                                           *** AMOUNTS ARE UNAUDITED ***

  NO                        DESCRIPTION                 MAY       JUN        JUL        AUG        SEP        OCT        NOV
--------------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
      NON OPERATING RECEIPTS
      --------------------------------------------

  8      OTHER:

           COLLECTION ON RECEIVABLE                                2,666      3,323      2,619      5,052      3,403      3,428
           INTEREST INCOME                                786        874      1,026        799        454        260        235
                                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------

           SUBTOTAL OTHER RECEIPTS                        786      3,540      4,349      3,418      5,506      3,663      3,663
                                                    =========  =========  =========  =========  =========  =========  =========

      TOTAL NON OPERATING RECEIPTS                        786      3,540      4,349      3,418      5,506      3,663      3,663
                                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------

 25   OTHER OPERATING DISBURSEMENTS
      --------------------------------------------

         OUTSIDE ADMINISTRATION FEES                                 105         40         45                    58        270
         CONSULTING FEES                                                                 6,655      2,399        880      8,865
         TAX LIABILITY  -  CURRENT PORTION
                                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------

         TOTAL OTHER OPERATING DISBURSEMENTS                -        105         40      6,700      2,399        938      9,135
                                                    =========  =========  =========  =========  =========  =========  =========

                                             Monthly Operating Report
  -------------------------------
   CASE NAME: EYECORP, INC.

   CASE NUMBER:   00-30748-RCM                   ACCRUAL BASIS-4
  -------------------------------

                               ********** ALL AMOUNTS ARE UNAUDITED **********

------------------------------------------------------------------------------------------------------------------------------------
                                           SCHEDULE        MAY         JUNE         JULY        AUG       SEP      OCT      NOV
ACCOUNTS RECEIVABLE AGING                   AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
  1       0 - 60                                -
------------------------------------------------------------------------------------------------------------------------------------
  2      31 - 60                                -
------------------------------------------------------------------------------------------------------------------------------------
  3      61 - 90                                -
------------------------------------------------------------------------------------------------------------------------------------
  4      91 +                                   -
====================================================================================================================================
  5      TOTAL ACCOUNTS RECEIVABLE              -             -             -            -        -          -        -         -
------------------------------------------------------------------------------------------------------------------------------------
  6      AMOUNT CONSIDERED UNCORRECTABLE        -             -             -            -
====================================================================================================================================
  7     ACCOUNTS RECEIVABLE (NET)               -             -             -            -        -          -        -         -
====================================================================================================================================

--------------------------------------
AGING OF POSTPETITION TAXES                              MONTH:      November 2000
AND PAYABLES
-----------------------------------------------------------------------------------------------------
TAXES PAYABLE                            0 - 30 DAYS      31 - 60 DAYS      61 - 90 DAYS       TOTAL
-----------------------------------------------------------------------------------------------------
  1  FEDERAL                                       -                                               -
-----------------------------------------------------------------------------------------------------
  2  STATE                                         -                                               -
-----------------------------------------------------------------------------------------------------
  3  LOCAL                                         -                                               -
-----------------------------------------------------------------------------------------------------
  4  OTHER (ATTACH LIST)                                                                           -
=====================================================================================================
  5  TOTAL TAXES PAYABLE                                             -               -             -
=====================================================================================================

-----------------------------------------------------------------------------------------------------
  6  ACCOUNTS PAYABLE                              -                 -                             -
=====================================================================================================

------------------------------------
STATUS OF POSTPETITION TAXES                                        MONTH:   November 2000
                                                                           -----------------
----------------------------------------------------------------------------------------------------
                                        BEGINNING TAX                                   ENDING TAX
 FEDERAL (ADP REPORTS ATTACHED)          LIABILITY *    AMOUNT WITHHELD   AMOUNT PAID   LIABILITY
----------------------------------------------------------------------------------------------------
  1   WITHHOLDING  **                              -                 -              -            -
----------------------------------------------------------------------------------------------------
  2   FICA-EMPLOYEE  **                            -                 -              -            -
----------------------------------------------------------------------------------------------------
  3   FICA-EMPLOYER  **                            -                 -              -            -
----------------------------------------------------------------------------------------------------
  4   UNEMPLOYMENT                                 -                 -              -            -
----------------------------------------------------------------------------------------------------
  5   INCOME                                       -                 -              -            -
----------------------------------------------------------------------------------------------------
  6   OTHER(ATTACH LIST)                           -                 -              -            -
====================================================================================================
  7   TOTAL FEDERAL TAXES                          -                 -              -            -
====================================================================================================
STATE AND  LOCAL
----------------------------------------------------------------------------------------------------
  8  WITHHOLDING                                   -                 -              -            -
----------------------------------------------------------------------------------------------------
  9  SALES                                         -                 -              -            -
----------------------------------------------------------------------------------------------------
 10  EXCISE                                        -                 -              -            -
----------------------------------------------------------------------------------------------------
 11  UNEMPLOYMENT (Note 1)                         -                 -              -            -
----------------------------------------------------------------------------------------------------
 12  REAL PROPERTY                                 -                 -              -            -
----------------------------------------------------------------------------------------------------
 13  PERSONAL PROPERTY                             -                 -              -            -
----------------------------------------------------------------------------------------------------
 14  OTHER (ATTACH LIST)                           -                 -              -            -
====================================================================================================
 15  TOTAL STATE & LOCAL                           -                 -              -            -
====================================================================================================
 16  TOTAL TAXES                                   -                 -              -            -
====================================================================================================

     * Beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

     * Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                             Monthly Operating
     ------------------------------------
      CASE NAME: EYECORP, INC
                                                               ACCRUAL BASIS-5
      CASE NUMBER:   00-30748-RCM
     ------------------------------------

      The debtor in possession must complete the reconciliation below for each bank account, including general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                ********** ALL AMOUNTS ARE UNAUDITED **********

     ----------------------------------------
         BANK RECONCILIATIONS                                   MONTH:                November 2000
                                                                       --------------------------------------------
     --------------------------------------------------------------------------------------------------------------
       A.     BANK                                   SWBOT           SWBOT
     --------------------------------------------------------------------------------------------------------------
       B.     ACCOUNT NUMBER                        337370          9337370                            TOTAL
     --------------------------------------------------------------------------------------------------------------
       C.     PURPOSE (TYPE)                      OPERATING          SWEEP
     --------------------------------------------------------------------------------------------------------------
         1    BALANCE PER BANK STATEMENT               195,415               -                           195,415
     --------------------------------------------------------------------------------------------------------------
         2    ADD: TOTAL DEPOSITS NOT CREDITED                                                                 -
     --------------------------------------------------------------------------------------------------------------
         3    SUBTRACT: OUTSTANDING CHECKS                 501               -                               501
     --------------------------------------------------------------------------------------------------------------
         4    OTHER RECONCILING ITEMS                                                                          -
     --------------------------------------------------------------------------------------------------------------
         5    MONTH END BALANCE PER BOOKS              194,914               -                           194,914
     --------------------------------------------------------------------------------------------------------------
         6    NUMBER OF LAST CHECK WRITTEN
     --------------------------------------------------------------------------------------------------------------


     ----------------------------------------
         INVESTMENT ACCOUNTS                                   MONTH:                 November 2000
                                                                       --------------------------------------------
     --------------------------------------------------------------------------------------------------------------
                                                     DATE OR          TYPE OF        PURCHASE          CURRENT
      BANK ACCOUNT NAME AND NUMBER                  PURCHASE         INSTRUMENT       PRICE             VALUE
     --------------------------------------------------------------------------------------------------------------
         7
     --------------------------------------------------------------------------------------------------------------
         8
     --------------------------------------------------------------------------------------------------------------
         9
     --------------------------------------------------------------------------------------------------------------
        10
     --------------------------------------------------------------------------------------------------------------

        11    TOTAL INVESTMENTS                                                                -                 -
     --------------------------------------------------------------------------------------------------------------

     ----------------------------------------
       CASH
     --------------------------------------------------------------------------------------------------------------

        12    CURRENCY ON HAND                                                                                   -
     --------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------
      13      TOTAL CASH - END OF MONTH                                                                    194,914
     --------------------------------------------------------------------------------------------------------------

                                                  Monthly Operating Report

     ------------------------------------
      CASE NAME: EYECORP, INC
                                                       ACCRUAL BASIS-6
      CASE NUMBER:   00-30748-RCM
     ------------------------------------
                                                   MONTH     November 2000
                                                         ----------------------

                ********** ALL AMOUNTS ARE UNAUDITED **********

     --------------------------------------------------
     PAYMENTS TO INSIDERS AND PROFESSIONALS
     --------------------------------------------------

     OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO FOR INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e. g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.) ATTACH ADDITIONAL SHEETS IF NECESSARY.

    -----------------------------------------------------------------------------------------
                                             INSIDERS
    -----------------------------------------------------------------------------------------
                                            TYPE OF            AMOUNT              TOTAL PAID
                       NAME                 PAYMENT             PAID                 TO DATE
    -----------------------------------------------------------------------------------------
     1
    -----------------------------------------------------------------------------------------
     2
    -----------------------------------------------------------------------------------------
     3
    -----------------------------------------------------------------------------------------
           SUBTOTAL
    -----------------------------------------------------------------------------------------
     4                                                              -                      -
    -----------------------------------------------------------------------------------------
     5
    -----------------------------------------------------------------------------------------
     6
    -----------------------------------------------------------------------------------------
     6     TOTAL PAYMENTS TO INSIDERS                               -                      -
    -----------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------
                                                  PROFESSIONALS
    ----------------------------------------------------------------------------------------------------------------
                                           DATE OF COURT
                                         ORDER AUTHORIZING     AMOUNT      AMOUNT      TOTAL PAID    TOTAL INCURRED
                   NAME                      PAYMENT          APPROVED      PAID        TO DATE         & UNPAID*
    ----------------------------------------------------------------------------------------------------------------
       1   Andrews & Kurth                05/25/2000          29,224            -       28,472             752
    ----------------------------------------------------------------------------------------------------------------
       2   Watkins & Eager                05/25/2000           1,617                     1,617               -
    ----------------------------------------------------------------------------------------------------------------
       3
    ----------------------------------------------------------------------------------------------------------------
       4
    ----------------------------------------------------------------------------------------------------------------
       5   TOTAL PAYMENTS TO PROFESSIONALS                    30,841            -       30,089             752
    ----------------------------------------------------------------------------------------------------------------

        *    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED.
       (1)   FEE WAS DEDUCTED FROM WATKINS & EAGER'S RETAINER.


   ----------------------------------------------------------------------------
     POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
   ----------------------------------------------------------------------------


                                          SCHEDULED
                                           MONTHLY       AMOUNTS PAID         TOTAL UNPAID
          NAME OF CREDITOR               PAYMENTS DUE    DURING MONTH         POSTPETITION
    -----------------------------------------------------------------------------------------
       1                                                                         -
    -----------------------------------------------------------------------------------------
       2
    -----------------------------------------------------------------------------------------
       3
    -----------------------------------------------------------------------------------------
       4
    -----------------------------------------------------------------------------------------
       5   TOTAL
    -----------------------------------------------------------------------------------------
       6
    -----------------------------------------------------------------------------------------

================================================================================

 -----------------------------------------
  CASE NAME: EYECORP, INC.                          MONTHLY OPERATING REPORT

  CASE NUMBER: 00-30748-RCM                             ACCRUAL BASIS - 7
 -----------------------------------------

 -----------------------------------------          MONTH:  November 2000
              QUESTIONNAIRE
 -------------------------------------------------------------------------
                                                           YES       NO
      Have any assets been sold or transferred outside
   1  the normal course of business in this reporting                X
      period?
 -------------------------------------------------------------------------
      Have any funds been disbursed from any account
   2  other than a debtor in possession account?                     X
 -------------------------------------------------------------------------
      Are any postpetition receivables (accounts,
   3  notes or loans) due from related parties?                      X
 -------------------------------------------------------------------------
      Have any payments been made on prepetition
   4  liabilities this reporting period?                             X
 -------------------------------------------------------------------------
      Have any postpetition loans been received by the
   5  debtor from any party?                                         X
 -------------------------------------------------------------------------
   6  Are any postpetition payroll taxes past due?                   X
 -------------------------------------------------------------------------
      Are any postpetition state or federal income
   7  taxes past due?                                                X
 -------------------------------------------------------------------------
   8  Are any postpetition real estate taxes past due?               X
 -------------------------------------------------------------------------
   9  Are any other postpetition taxes past due?                     X
 -------------------------------------------------------------------------
      Are any amounts owed to postpetition creditors                 X
  10  delinquent?
 -------------------------------------------------------------------------
      Have any prepetition taxes been paid during the
  11  reporting period?                                     X
 -------------------------------------------------------------------------
  12  Are any wage payments past due.                                X
 -------------------------------------------------------------------------

 If the answer to any of the above questions is "yes," provide a detailed explanation of each item. Attach additional sheets if necessary.


 ALABAMA BUSINESS PRIVILEGE TAX IN THE AMOUNT OF $193 FOR THE 2000 TAX
 -------------------------------------------------------------------------
 PERIOD WAS PAID ON 11/8/2000.
 -------------------------------------------------------------------------

 -----------------------------------------
                 INSURANCE
 -------------------------------------------------------------------------
                                                           YES       NO
 -------------------------------------------------------------------------
      Are workers compensation, general liability and
   1  other necessary insurance coverages in effect?       N/A
 -------------------------------------------------------------------------
   2  Are all premium payments paid current.               N/A
 -------------------------------------------------------------------------
   3  Please itemized policies below.
 -------------------------------------------------------------------------

 If the answer to any of the above questions is "no", or if any policies have been cancelled or not renewed during the reporting period, provide and explanation below. Attach additional sheets if necessary.

 EYECORP, INC., AS A WHOLLY-OWNED SUBSIDIARY OF PRG, INC., IS COVERED
 -------------------------------------------------------------------------
 UNDER PRG'S POLICIES.
 -------------------------------------------------------------------------
 ------------------------------------------------------------------------------
                             INSTALLMENT PAYMENTS
 ------------------------------------------------------------------------------
                                                                PAYMENT
                                                  PERIOD    ------------------
          TYPE OF POLICY             CARRIER      COVERED   AMOUNT   FREQUENCY
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------

================================================================================